Exhibit 99.2

Assurant, Inc. (AIZ)

Financial Information for New Business Segmentation

ASSURANT, INC. AND SUBSIDIARIES

FINANCIAL INFORMATION FOR

NEW BUSINESS SEGMENTATION

INDEX TO SUPPLEMENT

Page:
REGULATION G – NON GAAP MEASURES	1

SEGMENTED BALANCE SHEET AT DECEMBER 31, 2005 (unaudited)	2

RECONCILIATIONS OF NET OPERATING INCOME TO NET INCOME (unaudited)	3

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)	4

CONDENSED SEGMENT STATEMENTS OF OPERATIONS (unaudited)	5

About Assurant:

Assurant is a premier provider of specialized insurance products and related services in North America and selected other markets. The four key business segments – Assurant Solutions; Assurant Specialty Property; Assurant Health; and Assurant Employee Benefits – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance markets in the U.S. and selected international markets. The Assurant business segments provide creditor-placed homeowners insurance; manufactured housing homeowners insurance; debt protection administration; credit insurance; warranties and extended services contracts; individual health and small employer group health insurance; group dental insurance; group disability insurance; group life insurance; and pre-funded funeral insurance.

The Company, which is traded on the New York Stock Exchange under the symbol AIZ, has over $20 billion in assets and $7 billion in annual revenue. Assurant has more than 12,000 employees and is headquartered in New York’s financial district.

Safe Harbor Statement:

Some of the statements included in this statistical supplement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of the factors that could affect our actual results please refer to the risk factors identified from time to time in our SEC reports, posted on the Assurant website at www.assurant.com.

Regulation G – Non GAAP Measure

Assurant uses the following non-GAAP financial measure to analyze the company’s operating performance for the periods presented in the press release. Because Assurant’s calculation of this measure may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measure to those of other companies.

(1) Assurant uses net operating income as an important measure of the company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The company believes net operating income provides investors a valuable measure of the performance of the company’s ongoing business, because it excludes both the effect of realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur. Please see Page 3 for reconciliation.

Assurant, Inc. and Subsidiaries

Segmented Condensed Balance Sheets

At December 31, 2005

(Unaudited)

	At December 31, 2005
	Solutions	Specialty Property	Health	Employee Benefits	Corporate & Other	Consolidated
	($ in thousands)
Assets
Investments and cash and cash equivalents	$6,962,324	$1,125,980	$1,246,798	$2,714,308	$1,321,982	$13,371,392
Reinsurance recoverables	812,466	816,533	198,468	23,193	2,597,150	4,447,810
Deferred acquisition costs	1,784,366	132,456	76,593	28,893	—	2,022,308
Goodwill	—	—	—	—	804,864	804,864
Assets held in separate accounts	246,859	—	—	—	3,225,576	3,472,435
Other assets	651,100	187,932	123,960	132,078	151,574	1,246,644

Total assets	10,457,115	2,262,901	1,645,819	2,898,472	8,101,146	25,365,453

Liabilities
Policyholder benefits and claims payable	$4,241,237	$670,999	$791,454	$1,926,396	$2,909,991	10,540,077
Unearned premiums	2,970,104	700,183	126,554	12,481	42,292	3,851,614
Debt	—	—	—	—	971,690	971,690
Mandatorily redeemable preferred stock	—	—	—	—	24,160	24,160
Liabilities related to separate accounts	246,859	—	—	—	3,225,576	3,472,435
Accounts payable and other liabilities	1,422,739	367,316	247,472	349,347	419,044	2,805,918

Total liabilities	8,880,939	1,738,498	1,165,480	2,288,224	7,592,753	21,665,894
Stockholders’ equity
Equity, excluding accumulated other comprehensive income	1,576,176	524,403	480,339	610,248	288,894	3,480,060
Accumulated other comprehensive income	—	—	—	—	219,499	219,499

Total stockholders’ equity	1,576,176	524,403	480,339	610,248	508,393	3,699,559

Total liabilities and stockholders’ equity	$10,457,115	$2,262,901	$1,645,819	$2,898,472	$8,101,146	$25,365,453

Assurant, Inc. and Subsidiaries

Reconciliation of Net Operating Income to Net Income

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands, net of tax)	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2005	December 31, 2004
Assurant Solutions	$39,747	$35,382	$31,939	$42,392	$23,434	$133,147	$90,718
Assurant Specialty Property	64,444	39,037	31,685	34,213	38,292	143,227	74,941
Assurant Health	45,096	33,297	45,718	49,367	49,673	178,055	158,287
Assurant Employee Benefits	19,185	19,329	22,846	9,812	16,379	68,366	62,210
Corporate and other	(439)	20,701	(4,289)	(3,314)	(10,417)	2,681	(40,548)
Amortization of deferred gain on disposal of businesses	5,741	4,651	7,609	7,660	7,711	27,631	37,461
Interest expense	(9,955)	(9,955)	(9,955)	(9,954)	(9,954)	(39,818)	(38,078)

Net operating income	163,819	142,442	125,553	130,176	115,118	513,289	344,991

Adjustments:
Net realized (loss) gain on investments	(2,894)	(5,396)	9,794	2,651	320	7,369	15,800
Excess loss of reinsurance program (1995-1997)	—	—	(35,060)	(5,203)	—	(40,263)	—
Loss on disposal of business	—	—	—	—	—	—	(6,337)
Expenses directly related to the initial and secondary public offerings	—	—	—	—	(1,040)	(1,040)	(3,894)

Net income before cumulative effect of change in accounting principle	160,925	137,046	100,287	127,624	114,398	479,355	350,560
Cumulative effect of change in accounting principle	1,547	—	—	—	—	—	—

Net income	$162,472	$137,046	$100,287	$127,624	$114,398	$479,355	$350,560

Assurant, Inc. and Subsidiaries

Consolidated Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2005	December 31, 2004
Revenues:
Net earned premiums and other considerations	$1,672,653	$1,644,477	$1,621,186	$1,623,239	$1,631,894	$6,520,796	$6,482,871
Net investment income	192,562	170,864	175,175	177,018	164,200	687,257	634,749
Net realized (loss) gain on investments	(4,452)	(8,301)	11,965	4,079	492	8,235	24,308
Loss on disposal of businesses	—	—	—	—	—	—	(9,232)
Amortization of deferred gain on disposal of businesses	8,833	7,155	11,706	11,784	11,863	42,508	57,632
Fees and other income	60,186	67,382	59,409	58,183	53,905	238,879	220,386

	1,929,782	1,881,577	1,879,441	1,874,303	1,862,354	7,497,675	7,410,714

Benefits, losses and expenses:
Policyholder benefits	889,679	869,678	970,596	924,011	943,524	3,707,809	3,839,769
Selling, underwriting, general and administrative expenses	782,432	847,172	752,156	746,879	726,793	3,073,000	2,976,436
Interest expense	15,315	15,315	15,315	15,314	15,314	61,258	58,581

	1,687,426	1,732,165	1,738,067	1,686,204	1,685,631	6,842,067	6,874,786

Income before income taxes and cumulative effect of change in accounting principle	242,356	149,412	141,374	188,099	176,723	655,608	535,928
Income taxes	81,431	12,366	41,087	60,475	62,325	176,253	185,368

Net income before cumulative effect of change in accounting principle	160,925	137,046	100,287	127,624	114,398	479,355	350,560
Cumulative effect of change in accounting principle	1,547	—	—	—	—	—	—

Net income	$162,472	$137,046	$100,287	$127,624	$114,398	$479,355	$350,560

Share repurchase program:
Shares repurchased	1,416,800	2,014,468	3,910,926	2,797,500	710,000	9,432,894	2,411,500
Average repurchase price per share	$45.17	$38.00	$37.38	$34.32	$34.16	$36.36	$26.04
Repurchase price	$64,001	$76,551	$146,181	$96,006	$24,252	$342,990	$62,786

AIZ Closing stock price (NYSE)	$49.25	$43.49	$38.06	$36.10	$33.70	$43.49	$30.55

Investment yield (1)	5.75%	5.54%	5.71%	5.63%	5.51%	5.54%	5.46%

Real estate investment income (1)	$14,735	$—	$3,156	$9,409	$—	$12,565	$—

(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Solutions

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2005	December 31, 2004
Revenues:
Net earned premiums and other considerations	$570,388	$573,880	$556,084	$554,829	$535,352	$2,220,145	$2,205,988
Net investment income	97,082	93,192	92,070	100,107	86,196	371,565	318,705
Fees and other income	34,170	41,004	32,063	30,574	29,089	132,730	113,515

	701,640	708,076	680,217	685,510	650,637	2,724,440	2,638,208

Benefits, losses and expenses:
Policyholder benefits	248,380	246,585	271,357	269,284	259,674	1,046,900	1,094,884
Selling, underwriting, general and administrative expenses	394,878	406,259	360,947	353,299	357,000	1,477,505	1,413,562

	643,258	652,844	632,304	622,583	616,674	2,524,405	2,508,446

Income before income taxes	58,382	55,232	47,913	62,927	33,963	200,035	129,762
Income taxes	18,635	19,850	15,974	20,535	10,529	66,888	39,044

Net operating income	$39,747	$35,382	$31,939	$42,392	$23,434	$133,147	$90,718

Gross written premiums for selected product groupings:
Domestic Credit	$168,927	$199,082	$182,999	$194,667	$190,718	$767,466	$853,011
International Credit	$161,024	$160,858	$166,413	$157,449	$162,747	$647,467	$594,646
Domestic extended service contracts	$285,504	$326,974	$298,969	$241,035	$253,249	$1,120,227	$960,352
International extended service contracts	$66,256	$86,674	$62,669	$50,593	$47,570	$247,506	$73,103
Preneed (Face Sales)	$123,688	$123,202	$141,786	$144,508	$133,019	$542,515	$582,197

Real estate investment income	$2,506	$—	$—	$9,409	$—	$9,409	$—

Assurant Specialty Property

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2005	December 31, 2004
Revenues:
Net earned premiums and other considerations	$252,749	$230,684	$219,374	$207,696	$201,094	$858,848	$768,773
Net investment income	16,790	15,481	16,648	14,843	14,981	61,953	72,546
Fees and other income	9,458	9,948	9,850	10,168	8,193	38,159	37,013

	278,997	256,113	245,872	232,707	224,268	958,960	878,332

Benefits, losses and expenses:
Policyholder benefits	70,459	77,762	96,707	72,294	70,744	317,507	363,926
Selling, underwriting, general and administrative expenses	109,089	118,811	100,838	108,230	95,120	422,999	401,327

	179,548	196,573	197,545	180,524	165,864	740,506	765,253

Income before income taxes	99,449	59,540	48,327	52,183	58,404	218,454	113,079
Income taxes	35,005	20,503	16,642	17,970	20,112	75,227	38,138

Net operating income	$64,444	$39,037	$31,685	$34,213	$38,292	$143,227	$74,941

Net earned premiums and other considerations by:
Major product grouping:
Homeowners (Creditor Placed & Voluntary)	$142,892	$118,070	$114,965	$107,219	$103,272	$443,526	$392,561
Manufactured Housing (Creditor Placed & Voluntary)	55,968	57,957	52,699	53,252	53,516	217,424	210,824
Other	53,889	54,657	51,710	47,225	44,306	197,898	165,388

Total	$252,749	$230,684	$219,374	$207,696	$201,094	$858,848	$768,773

Ratios:
Loss ratio (a)	27.9%	33.7%	44.1%	34.8%	35.2%	37.0%	47.3%
Expense ratio (b)	41.6%	49.4%	44.0%	49.7%	45.4%	47.2%	49.8%
Combined ratio (c)	68.5%	81.7%	86.2%	82.9%	79.3%	82.6%	95.0%
Real estate investment income	$—	$—	$—	$—	$—	$—	$—

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

Assurant Health

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2005	December 31, 2004
Revenues:
Net earned premiums and other considerations	$523,405	$531,345	$538,800	$544,294	$549,526	$2,163,965	$2,231,298
Net investment income	24,001	16,474	17,707	17,170	17,705	69,056	67,902
Fees and other income	9,726	9,323	10,420	10,270	10,331	40,344	38,708

	557,132	557,142	566,927	571,734	577,562	2,273,365	2,337,908

Benefits, losses and expenses:
Policyholder benefits	325,401	329,793	336,362	333,101	345,368	1,344,624	1,422,783
Selling, underwriting, general and administrative expenses	162,712	176,626	161,125	163,385	156,763	657,899	674,907

	488,113	506,419	497,487	496,486	502,131	2,002,523	2,097,690

Income before income taxes	69,019	50,723	69,440	75,248	75,431	270,842	240,218
Income taxes	23,923	17,426	23,722	25,881	25,758	92,787	81,931

Net operating income	$45,096	$33,297	$45,718	$49,367	$49,673	$178,055	$158,287

Net earned premiums and other considerations by:
Major product grouping:
Individual:
Individual medical	$297,338	$295,322	$291,817	$290,047	$287,312	$1,164,498	$1,100,869
Short-term medical	25,001	26,664	30,257	28,115	25,876	110,912	114,583

Subtotal	322,339	321,986	322,074	318,162	313,188	1,275,410	1,215,452
Small employer group	201,066	209,359	216,726	226,132	236,338	888,555	1,015,846

Total	$523,405	$531,345	$538,800	$544,294	$549,526	$2,163,965	$2,231,298

Assurant Health (continued)

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2005	December 31, 2004
Sales (Annualized issued premiums):
Individual:
Individual medical	$76,192	$71,745	$69,343	$68,137	$76,389	$285,614	$344,794
Short-term medical	30,248	24,747	34,889	31,566	28,716	119,918	117,396

Subtotal	106,440	96,492	104,232	99,703	105,105	405,532	462,190
Small employer group	34,573	36,466	36,224	41,211	45,486	159,387	233,809

Total	$141,013	$132,958	$140,456	$140,914	$150,591	$564,919	$695,999

Membership by product line:
Individual:
Individual medical	636	644	647	662	671	644	675
Short-term medical	100	102	122	129	116	102	107

Subtotal	736	746	769	791	787	746	782
Small employer group	239	255	267	287	308	255	333

Total	975	1,001	1,036	1,078	1,095	1,001	1,115

Ratios:
Loss ratio (a)	62.2%	62.1%	62.4%	61.2%	62.8%	62.1%	63.8%
Expense ratio (b)	30.5%	32.7%	29.3%	29.5%	28.0%	29.8%	29.7%
Combined ratio (c)	91.6%	93.7%	90.6%	89.5%	89.7%	90.8%	92.4%

Investment yield (1)	5.70%	5.57%	5.48%	5.23%	5.44%	5.61%	5.47%

Real estate investment income (1)	$7,372	$—	$596	$—	$—	$596	$—

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Employee Benefits

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2005	December 31, 2004
Revenues:
Net earned premiums and other considerations	$326,111	$308,568	$306,928	$316,420	$345,922	$1,277,838	$1,276,812
Net investment income	40,839	38,754	41,878	38,274	37,983	156,889	149,718
Fees and other income	6,832	6,056	6,976	6,993	6,189	26,214	29,306

	373,782	353,378	355,782	361,687	390,094	1,460,941	1,455,836

Benefits, losses and expenses:
Policyholder benefits	245,439	215,538	212,022	241,537	267,738	936,835	950,235
Selling, underwriting, general and administrative expenses	99,114	108,095	108,403	105,027	97,017	418,542	409,737

	344,553	323,633	320,425	346,564	364,755	1,355,377	1,359,972

Income before income taxes	29,229	29,745	35,357	15,123	25,339	105,564	95,864
Income taxes	10,044	10,416	12,511	5,311	8,960	37,198	33,654

Net operating income	$19,185	$19,329	$22,846	$9,812	$16,379	$68,366	$62,210

Net earned premiums and other considerations by:
Major product grouping:
Group dental	$111,393	$121,444	$124,780	$128,323	$128,242	$502,789	$520,513
Group disability single premiums for closed blocks	33,920	—	—	—	26,700	26,700	40,906
All other group disability	121,586	123,390	118,595	123,078	124,777	489,840	465,517
Group life	59,212	63,734	63,553	65,019	66,203	258,509	249,876

Total	$326,111	$308,568	$306,928	$316,420	$345,922	$1,277,838	$1,276,812

Assurant Employee Benefits (continued)

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2005	December 31, 2004
Sales:
Group dental	$26,979	$17,316	$21,588	$18,187	$41,757	$98,848	$119,064
Group disability	13,633	9,722	12,649	14,864	25,420	62,655	70,387
Group life	6,681	6,702	5,883	10,898	18,561	42,044	48,486

Total	$47,293	$33,740	$40,120	$43,949	$85,738	$203,547	$237,937

Ratios:
Loss ratio (a)	75.3%	69.9%	69.1%	76.3%	77.4%	73.3%	74.4%
Expense ratio (b)	29.8%	34.4%	34.5%	32.5%	27.6%	32.1%	31.4%

Investment yield (1)	6.47%	6.15%	6.29%	6.14%	6.12%	6.19%	6.22%

Real estate investment income (1)	$—	$—	$2,560	$—	$—	$2,560	$—

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations. `
(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.
(1)	Investment yield excludes investment income from real estate partnerships.

Assurant Corporate and Other

Condensed Statement of Operations

(Unaudited)

	For the Three Months Ended					For the Year Ended
($ in thousands)	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005	December 31, 2005	December 31, 2004
Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—
Net investment income	13,850	6,963	6,872	6,624	7,335	27,794	25,878
Net realized (loss) gain on investments	(4,452)	(8,301)	11,965	4,079	492	8,235	24,308
Loss on disposal of businesses	—	—	—	—	—	—	(9,232)
Amortization of deferred gain on disposal of businesses	8,833	7,155	11,706	11,784	11,863	42,508	57,632
Fees and other income	—	1,051	100	178	103	1,432	1,844

	18,231	6,868	30,643	22,665	19,793	79,969	100,430

Benefits, losses and expenses:
Policyholder benefits	—	—	54,148	7,795	—	61,943	7,941
Selling, underwriting, general and administrative expenses	16,639	37,381	20,843	16,938	20,893	96,055	76,903
Interest expense	15,315	15,315	15,315	15,314	15,314	61,258	58,581

	31,954	52,696	90,306	40,047	36,207	219,256	143,425

Loss before income taxes and cumulative effect of change in accounting principle	(13,723)	(45,828)	(59,663)	(17,382)	(16,414)	(139,287)	(42,995)
Income taxes	(6,176)	(55,829)	(27,762)	(9,222)	(3,034)	(95,847)	(7,399)

Net operating (loss) income before cumulative effect of change in accounting principle	(7,547)	10,001	(31,901)	(8,160)	(13,380)	(43,440)	(35,596)
Cumulative effect of change in accounting principle	1,547	—	—	—	—	—	—

Net operating (loss) income	$(6,000)	$10,001	$(31,901)	$(8,160)	$(13,380)	$(43,440)	$(35,596)

Real estate investment income	$4,857	$—	$—	$—	$—	$—	$—

Corporate and Other Reconciliation
Assurant Corporate and Other Segment Net Operating Income	$(6,000)	$10,001	$(31,901)	$(8,160)	$(13,380)	$(43,440)	$(35,596)
Adjustments, net of tax:
Amortization of deferred gain on disposal of businesses	(5,741)	(4,651)	(7,609)	(7,660)	(7,711)	(27,631)	(37,461)
Interest expense	9,955	9,955	9,955	9,954	9,954	39,818	38,078
Net realized loss (gain) on investments	2,894	5,396	(9,794)	(2,651)	(320)	(7,369)	(15,800)
Excess loss of reinsurance program (1995-1997)	—	—	35,060	5,203	—	40,263	—
Loss on disposal of business	—	—	—	—	—	—	6,337
Expense directly related to the initial and secondary public offerings	—	—	—	—	1,040	1,040	3,894
Cumulative effect of change in accounting principle	(1,547)	—	—	—	—	—	—
Corporate and other per Reconciliation of Net Operating

Income to Net Income (page 3)	$(439)	$20,701	$(4,289)	$(3,314)	$(10,417)	$2,681	$(40,548)